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                                                                  Exhibit  23.4


                      CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 17, 2000, with respect to the financial statements of RockPort Trade Systems, Inc. incorporated by reference in Amendment No. 1 to Registration Statement (Form S-3/A No. 333-35676) and related prospectus of QRS Corporation for the registration of 847,290 shares of its common stock.


                                              /s/ Ernst & Young LLP



Boston, Massachusetts
June 7, 2000